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                                                                 Exhibit (i)(2)

                               February 27, 2007

ISI Strategy Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019

     Re:  ISI Strategy Fund, Inc.
          Post-Effective Amendment No. 14
          File No. 333-31137; ICA No. 811-8291

Gentlemen:

   We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 14 to Registration Statement No. 333-31137 on Form N-1A.

                                   Very truly yours,

                                   /s/ Kramer Levin Naftalis & Frankel LLP